Cromwell Marketfield L/S Fund

Class A (MFADX)	Class C (MFCDX)	Class I (MFLDX)

Summary Prospectus		April 30, 2023

Before you invest, you may want to review the Cromwell Marketfield L/S Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated April 30, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.marketfield.com/fund. You can also get this information at no cost by calling 1-800-311-MKTD (6583) (toll free) or by sending an email request to enicoll@marketfield.com.

Investment Objective
The investment objective of the Cromwell Marketfield L/S Fund (the “Marketfield Fund” or the “Fund”) is capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0	0
Maximum Deferred Sales Charge (Load) (as a percentage of shares redeemed within 12 months of purchase)	None⁽¹⁾	1.00%	0
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%	1.40%	1.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses
Short Sale Expenses	0.45%	0.45%	0.45%
Remainder of Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses(1)	2.50%	3.25%	2.25%
Less: Fee Waiver and/or Expense Reimbursement	-0.19%	-0.19%	-0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)(2)	2.31%	3.06%	2.06%
1.Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because Acquired Fund Fees and Expenses are not included in the ratio.
2.Pursuant to an operating expense limitation agreement, Cromwell Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.80%, 2.55% and 1.55% of the Fund’s average daily net assets for Investor Class shares, Class C shares and Institutional Class shares, respectively, through at least April 30, 2024. The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for up to 36 months from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. Notwithstanding the foregoing, to the extent the Marketfield Sub-Adviser waived fees or paid expenses for the predecessor Fund, the Board has determined it appropriate and pursuant to the Agreement and Plan of Reorganization, the Marketfield Sub-Adviser may recoup any such fees and expenses for up to 36 months from the date such fees and expenses were waived or paid on behalf of the predecessor Fund prior to the Reorganization.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The operating expense limitation agreement discussed above is reflected only through April 30, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$234	$760	$1,313	$2,822
Class C	$409	$983	$1,681	$3,536
Institutional Class	$209	$685	$1,188	$2,570

If you did not redeem your Class C shares, you would pay the following expenses:
Class C	$309	$983	$1,681	$3,536

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2022, the portfolio turnover rate of the Fund was 40% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks capital appreciation while trying to achieve volatility generally lower than that of the broad equity market. Correlation between the Fund and the broad equity market may vary considerably over the course of time.

To achieve the Fund’s investment objective, Marketfield Asset Management LLC, the investment sub-adviser (the “Marketfield Sub-Adviser”), employs a long/short strategy and allocates the Fund’s assets by primarily investing in equity securities and exchange-traded funds (ETFs), while also investing in fixed-income securities and other investment companies in proportions consistent with the Marketfield Sub-Adviser’s evaluation of their expected risks and returns. The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 25% to 80% of its net assets. Under normal market conditions, the Fund’s long positions may range from approximately 60% to 95% of its net assets and its short positions may range from approximately 10% to 50% of its net assets.

The Marketfield Sub-Adviser notes that fixed income securities could potentially provide a source of positive returns during an equity market correction. Additionally, they may provide a specific opportunity during periods that the market’s perception is changing rapidly, and provide superior risk adjusted return opportunities to equity exposure (e.g., the aftermath of the Financial Crisis in 2009 and the Euro crisis in 2012). During times of rapidly rising interest rates or widening credit spreads the implementation of short positions in fixed income may also generate positive returns. It should be noted that due to the lower historic volatility of fixed income compared to equities, the Adviser would typically take a larger position to generate a similar portfolio response.

The Marketfield Sub-Adviser utilizes its own macro-economic and technical market research to construct the Fund’s portfolio. Generally, long positions are increased during periods in which the Marketfield Sub-Adviser’s research shows a likelihood of future growth in selected securities, and reduced when the opposite is true. Short positions are utilized both as hedges and to capture specific risks either in the broad equity market or specific portions of the market. The Marketfield Sub-Adviser generally uses a combination of common stocks and ETFs to generate exposure, with the latter being used to efficiently capture broader exposure either at the sector or geographic (country) level. The Marketfield Sub-Adviser analyzes the market to determine when allocations to fixed-income securities are appropriate.

The Fund’s equity securities investments may include common and preferred stocks of United States companies of any size. The Fund may take long and short positions in equity securities of foreign companies of any size, including securities issued by corporations located in developing or emerging markets. The amount of Fund assets invested in foreign securities may vary based on market conditions. However, under normal market conditions, the Marketfield Sub-Adviser expects the Fund may invest up to 50% of the Fund’s net assets in foreign securities, including securities of issuers located in emerging markets. The Marketfield Sub-Adviser determines the countries considered to be emerging market countries by taking into consideration factors such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and country classifications used by the World Bank, International Monetary Fund or United Nations. The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund’s investments in other investment companies, including ETFs, and derivative type transactions will be considered “foreign” if the underlying assets represented by the investment are determined to have exposure to foreign securities, including emerging market securities.

The Fund will engage in short sales of securities or other derivative type transactions for hedging purposes to profit from an anticipated decline in the price of the securities sold short. For speculation purposes, the Fund may also enter into options, forward contracts, forward foreign currency contracts in positions that it expects to appreciate or decline without regard to other positions in the portfolio.

In addition, the Fund may invest up to 50% of its net assets in equity or fixed-income options, futures contracts and convertible securities and may invest up to 30% of its net assets in interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements. The Fund may use derivatives either when they offer more attractive risk/rewards than an outright “long” or “short” position. This typically is the case with single name equity securities, ETFs or index options. The Fund may also use derivatives if the instrument is generally only traded in a derivative format, such as certificates of deposit or foreign exchanges. The Marketfield Sub-Adviser shall manage the Fund so that the Fund will not be deemed to be a “commodity pool” under the Commodity Exchange Act.

Under normal market conditions, the Fund’s investments in fixed-income securities which may be of any maturation or duration, consist of investment grade corporate bonds and debentures, mortgage-backed and asset-backed securities, United States Treasury obligations, municipal securities, obligations issued by the U.S. Government and its agencies or instrumentalities and convertible securities. The Fund may also invest in fixed income securities of foreign issuers and governments (including issuers in emerging markets). The Fund may invest up to 30% of its net assets in fixed-income securities that are below investment grade. Below investment grade securities are generally securities that receive low ratings from independent rating agencies, such as securities rated lower than BBB- by Standard & Poor’s Ratings Services (“S&P”) and Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of equivalent quality by the Marketfield Sub-Adviser. If independent rating agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. These investments may include securities of varying maturities, durations and ratings, including securities that have been rated below investment grade by an independent rating agency, commonly referred to as “junk bonds” or “high yield bonds.” Securities that are rated below investment grade by an independent rating agency are commonly referred to as “high yield debt” or “junk bonds.”

When reviewing investment opportunities for the Fund, the Marketfield Sub-Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole. A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers. The Marketfield Sub-Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.
When reviewing investment opportunities for the Fund, the Marketfield Sub-Adviser considers various factors, including macroeconomic conditions, corporate earnings at a macroeconomic level, anticipated inflation and interest rates, consumer risk and its perception of the outlook of the capital markets as a whole. A macroeconomic strategy focuses on broad trends and is generally distinguished from a strategy that focuses on the prospects of particular companies or issuers. The Marketfield Sub-Adviser may allocate the Fund’s investments between equity and fixed-income securities at its discretion, without limitation.

The Marketfield Sub-Adviser may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund or when the security is deemed less attractive relative to another security on a return/risk basis. The Marketfield Sub-Adviser may also sell or reduce a position in a security if it sees the investment theme failing to materialize.

Principal Risks
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, the possibility of a national or global recession, the war between Russia and Ukraine, and the impact of the ongoing coronavirus (COVID-19) global pandemic. The full impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets continues to be unpredictable, may result in a high degree of uncertainty for potentially extended periods of time and may adversely affect the Fund’s performance.

•Management Risk. The investment strategies, practices and risk analysis used by the Marketfield Sub-Adviser may not produce the desired results.

•Macroeconomic Strategy Risk. The investment strategies of the Fund rely on, among other things, the Marketfield Sub-Adviser’s assessment of macroeconomic conditions and trends across multiple geographies and asset classes. As such, the success of the investment strategies of the Fund depends, in part, on the accuracy of the Adviser’s assessment of macroeconomic conditions and trends. Macroeconomic conditions may include, among others, unanticipated changes in economic and political conditions, corporate profits and other business related indicators, inflation and interest rate levels and performance of broad markets across asset classes.

•Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•Convertible Securities Risk. Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

•Foreign Securities Risk. Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities. Foreign securities may also subject the Fund’s investments to changes in currency rates.

•Emerging Markets Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets. Emerging markets have differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards which could impede the Adviser’s ability to evaluate local companies, or impact the Fund’s performance. Within Emerging Markets, rights and remedies available to the Fund, individually or in combination with other shareholders against portfolio companies could be limited severely.

•Small and Mid-Cap Stock Risk. Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•Large-Cap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns.

•Depositary Receipts Risk. Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

•Debt or Fixed-Income Securities Risk. The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, i.e., the issuer may not repay the loan created by the issuance of that debt security; (ii) maturity risk, i.e., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, i.e., low demand for debt securities may negatively impact their price; (iv) interest rate risk, i.e., when interest rates go up, the value of a debt security goes down, and when interest rates go down, the value of a debt security goes up (long-term debt securities will normally have more price volatility than short-term debt securities because long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); (v) selection risk, i.e., the securities selected by the Marketfield Sub-Adviser may underperform the market or other securities selected by other funds; and (vi) call risk, i.e., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Interest rates, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to sell its holdings at a time when the Marketfield Sub-Adviser might wish to sell. Decreased liquidity in the markets also may make it more difficult to value some or all of the Fund’s holdings.

Additional risks associated with an investment in the Fund include the following: (i) not all U.S. government securities are insured or guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt; and (ii) the Fund’s yield will fluctuate with changes in short-term interest rates.

•High-Yield Securities Risk. Investments in high-yield securities or non-investment grade securities (commonly referred to as “junk bonds”) are sometimes considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

•Other Investment Companies Risk. The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. The Fund will pay a proportional share of the fees and expenses of the underlying funds in which it invests, which are in addition to the direct expenses of the Fund’s own operations, and as a result, shareholders will be subject to two layers of fees with respect to investments in the Fund.

•Exchange-Traded Fund Risk. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly. The Fund may purchase shares of ETFs at prices that exceed the net asset value of their underlying investments (i.e., premium) and may sell shares of ETFs at prices below such net asset value (i.e., discount), and the Fund will likely incur brokerage costs when it purchases and sells ETFs. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments. Additionally, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may lead to widening of the bid-ask spread quoted throughout the day and may be exacerbated in less liquid or volatile markets. The Fund may purchase shares of ETFs at prices that exceed the net asset value of their underlying investments (i.e., premium) and may sell shares of ETFs at prices below such net asset value (i.e., discount), and the Fund will likely incur brokerage costs when it purchases and sells ETFs. Additionally, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be exacerbated in less liquid markets.

•Mortgage-Backed/Asset-Backed Securities Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Marketfield Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

•REIT Investment Risk. The Fund’s investments in REITs will, among other things, be subject to many of the same risks as a direct investment in real estate. The stock prices of companies in the real estate industry, including REITs, are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer.

•Derivatives Risk. Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exacerbate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund’s investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund.

Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.

•Sovereign Debt Obligations Risk. Investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.

•Tax Risk. The Fund’s investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Fund; (iii) to convert long-term capital gain, which is currently subject to lower tax rates, into short-term capital gain or ordinary income, which are currently subject to higher tax rates; (iv) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) to treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; and (vi) to produce income that will not qualify as good income under the gross income requirements that must be met for the Fund to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “Section 1256 contract” under Section 1256 of the Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Fund transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

•Newer Adviser Risk. The Fund’s adviser is a newly organized investment adviser and has been managing assets since March 2022.

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
Fund History
During the past 10 years, the Fund was a series of different registered investment companies. The Fund, first named the Marketfield Fund, launched on July 31, 2007 as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust (“Mainstay”) on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Fund has adopted the performance and financial history of the Predecessor Fund. Performance information shown prior to the close of business on March 14, 2022 is that of the Predecessor Fund.

Historical Class Mapping

Predecessor Trust	TPM	Mainstay	TPM	TFS (Current Trust)
Predecessor Fund	Marketfield Fund	MainStay Marketfield Fund	Marketfield Fund	Cromwell Marketfield L/S Fund
Years	2007-2012	2012-2016	2016-2022	3/14/2022 - Present
Class Track	Single Class à	Class I à	Class I à	Institutional Class
	N/A	Class A à	Class A à	Investor Class
	N/A	Class C à	Class C à	Class C

Performance figures prior to March 14, 2022, for Investor Class shares are those of the former Class A shares, unadjusted. Accordingly, the returns still reflect the imposition of the Class A sales load. Going forward, Investor Class shares will have no sales load. The former Class A shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012 and were adjusted to reflect differences in fees and expenses.

Performance figures prior to March 14, 2022,for Institutional Class shares are those of the former Class I shares, unadjusted. The former Class I shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012.

Performance figures prior to March 14, 2022, for Class C shares were first offered on October 5, 2012 and include the historical performance of the Single Class of shares offered by the Fund from July 31, 2007 to October 5, 2012 and were adjusted to reflect differences in fees and expenses.

The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return For Institutional Class Shares as of December 31

During the period of time shown in the bar chart, the Fund’s highest quarterly return for Institutional Class shares was 20.21% for the quarter ended June 30, 2020, and the lowest quarterly return for Institutional Class shares was -16.77% for the quarter ended March 31, 2020.

Average Annual Total Returns (For the Periods Ended December 31, 2022)				Since Inception
	1 Year	5 Years	10 Years	(7/31/07)
Institutional Class Shares
Return Before Taxes	3.10%	5.53%	3.72%	5.55%
Return After Taxes on Distributions	2.93%	5.47%	3.69%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares	1.95%	4.31%	2.94%	4.56%
Investor Class Shares
Return Before Taxes	-2.86%	4.09%	2.89%	4.91%
Class C Shares
Return Before Taxes	1.03%	4.46%	2.68%	4.50%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	8.68%
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the other classes will vary.

Management

The Adviser
Cromwell Investment Advisors, LLC is the Fund’s investment adviser.

The Sub-Adviser
Marketfield Asset Management LLC is the Fund’s sub-adviser.

Portfolio Managers
The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Michael C. Aronstein
President and Chief Investment Officer, Marketfield Sub-Adviser;
Portfolio Manager of the Fund and the Predecessor Fund since March 2004.

Michael Shaoul, Ph.D.
Chairman and Chief Executive Officer, Marketfield Sub-Adviser;
Portfolio Manager of the Fund and the Predecessor Fund since April 2016.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail addressed to Cromwell Marketfield L/S Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Account Type	Initial Investment	Subsequent Investments
Investor Class Shares	Regular Accounts	$2,000	$100
	Individual Retirement Accounts	$1,000	$100
Class C Shares	Regular Accounts	$2,000	$100
	Individual Retirement Accounts	$1,000	$100
Institutional Class Shares	Regular Accounts	$100,000	$100
	Individual Retirement Accounts	$25,000	$100

Tax Information
The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangementss.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.